Exhibit 10.8

GRACO DEFERRED COMPENSATION PLAN
(2005 Statement)

SECOND AMENDMENT

SCHEDULE II

WRITTEN ACTION

        As of November 1, 2005, I, Mark W. Sheahan, Chief Administrative Officer of Graco Inc. (“Graco”), and the individual designated by the CEO to exercise the responsibilities and authority of the Vice President of Human Resources under Section 1.2.22 of the Graco Deferred Compensation Plan (2005 Statement) (the “Plan”), by authority vested in me by Section 9.1 of the Plan, do hereby amend Schedule II of the Plan to read in its entirety as set forth on Exhibit A attached hereto.

/s/Mark W. Sheahan
Mark W. Sheahan
Chief Administrative Officer

SCHEDULE II

COVERED SALARY GRADE LEVELS AND CLASSIFICATIONS

Name of Employer	Effective Date	Position or Salary Schedule	Grade or Other Classification

1. Graco Inc.	05/01/05	Executive Officer	0
	05/01/05	Admin & Engrg	14-18
	05/01/05	Sales	35-37
	05/01/05	Information Systems	68-70
	05/01/05	Legal	77-79

2. Graco Minnesota Inc.	05/01/05	Executive Officer	0
	05/01/05	Admin & Engrg	14-18
	05/01/05	Plan Mgmt SF	57

3. Liquid Control Corp.	05/01/05	President
	05/01/05	Director of Finance
	05/01/05	VP, Sales & Marketing

5. Gusmer Corporation	05/01/05	General Manager
Director of Operations
Director of Admin